SUPPLEMENT DATED SEPTEMBER 9, 2008
TO THE PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2008

This supplement updates information currently in the statement of additional information.

INVESTMENT ADVISORY AND OTHER SERVICES
Sub-Advisory Agreements
The following Sub-Advisory fee schedules have been revised. The new fee schedules are provided below:
Net Asset Value of Account
	First	Next	Next	Over
Account	$250 million	$250 million	$500 million	$1 billion
LargeCap Growth I (T. Rowe Price)	0.400%	0.375%	0.350%	0.350%
(formerly Equity Growth)				on all assets

Net Asset Value of Account
		First	Next	Above
Account		$100 million	$200 million	$300 million
SmallCap Value I (Mellon Capital)		0.450%	0.400%	0.350%
(formerly SmallCap Value)

Net Asset Value of Account
		First	Above
Account		$300 million	$300 million
SmallCap Value I (J.P. Morgan)		0.450%	0.350%
(formerly SmallCap Value)

Net Asset Value of Account
		First	Above
Account		$300 million	$300 million
LargeCap Value III (AllianceBernstein)		0.230%	0.200%
(formerly LargeCap Value)

Effective October 1, 2008, Principal Shareholder Services, Inc. (1100 Investment Boulevard, El Dorado Hills, CA
95762-5710) will provide transfer agency services for Principal Variable Contracts Funds, Inc.

SUPPLEMENT DATED SEPTEMBER 9, 2008
TO THE PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
PROSPECTUSES
DATED MAY 1, 2008

(Not all accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the prospectus.

Foreign Investing
For all Accounts that engage in foreign investing, the definition of a foreign company has been revised. Foreign companies are:
• companies with their principal place of business or principal office outside the U.S. or
• companies for which the principal securities trading market is outside the U.S.